NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED JULY 17, 2019

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2018

Thomas Lavia has been named a portfolio manager of Nuveen NWQ Small-Cap Value Fund. Andrew Hwang will continue to serve as a portfolio manager of the Fund. Phyllis Thomas is no longer a portfolio manager of the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCVS-0719P